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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 23, 2003
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                          ESSENTIAL THERAPEUTICS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                   0-28006                   94-3186021
----------------------------        -----------             -------------------
(State or Other Jurisdiction        (Commission               (IRS Employer
       of Incorporation)            File Number)            Identification No.)


                       78 Fourth Avenue, Waltham, MA 02451

            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (781) 647-5554

              (Registrant's telephone number, including area code)
                                 ---------------


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Item 5.  Other Events.

         On January 23, 2003, the Registrant issued a press release announcing the results of its Special Meeting of Stockholders convened to approve the conversion of its Series B Preferred Stock into common stock, increase the authorized capital stock of the Company and approve an amendment to its Restated Certificate of Incorporation to effect any of certain specified reverse stock splits. The press release has been filed as an exhibit to this Current Report on Form 8-K, attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)      Exhibits.

              Exhibit
              Number            Description
              ------            -----------

               99.1             Press release, dated January 23, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 24, 2003               ESSENTIAL THERAPEUTICS, INC.


                                      By: /s/ Paul J. Mellett
                                          --------------------------------------
                                          Paul J. Mellett,
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer
                                          (Principal Financial Officer)